PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (the "Agreement"), dated as of August 13, 1998, by and among Roulston Investment Trust L.P. ("Roulston Investment"), Roulston Ventures L.P. ("Roulston Ventures") and Michael R. Erlenbach ("Erlenbach"), collectively as pledgor (each a "Pledgor" and together the "Pledgors"), and MIM Corporation, a Delaware corporation, together with its subsidiaries, as secured party (collectively, the "Secured Party").

     WHEREAS, each Pledgor is a shareholder of Continental Managed Pharmacy Services, Inc. (together with its subsidiaries, "Continental"); and

     WHEREAS, each Pledgor is a party to that certain merger agreement dated as of January 27, 1998, as amended to date, by and among MIM Corporation, Continental and the other parties listed on the signature pages thereto (the "Merger Agreement"); and

     WHEREAS, pursuant to the Merger Agreement, a wholly-owned subsidiary of MIM Corporation will be merged (the "Merger") with and into Continental and Continental will become a wholly-owned subsidiary of MIM Corporation as a result of the Merger; and

     WHEREAS, each Pledgor presently owns beneficially and of record the following number of Continental's common shares (the "Continental Shares"):
Roulston Investment: 1,565 Continental Shares; Roulston Ventures: 1,565 Continental Shares; and Erlenbach: 6,260 Continental Shares; and such Continental Shares will be converted into the following number of shares of common stock, par value $.0001 per share (the "MIM Common Stock"), of MIM Corporation as a result of the Merger: Roulston Investment: 512,678 shares; Roulston Ventures: 512,678 shares; and Erlenbach: 2,050,713 shares; and

     WHEREAS, each Pledgor has entered into that certain Indemnification Agreement dated August 10, 1998 (the "Indemnification Agreement") with MIM Corporation, as a material inducement to MIM Corporation to consummate the Merger; and

     WHEREAS, in order to secure the obligations of each Pledgor under the Indemnification Agreement, each Pledgor has agreed to pledge, assign and hypothecate to the Secured Party the following number of Continental Shares owned by such Pledgor (collectively, the "Pledged Shares"): Roulston Investment:
248  Continental  Shares;   Roulston  Ventures:   248  Continental  Shares;  and
Erlenbach: 992 Continental Shares.

     NOW, THEREFORE, in consideration of the foregoing and of covenants and agreements herein provided, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

     SECTION 1. Definitions. Except as otherwise defined herein, all capitalized
terms  shall  have  the   respective   meanings  given  to  such  terms  in  the
Indemnification Agreement.

     SECTION 2. Grant of Security Interest. Each Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Secured Party and grants to the Secured Party a

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continuing perfected first priority lien on and security interest in the Pledged
Shares and in all Proceeds (as defined below) therefrom (collectively, the "Collateral") as collateral security for the prompt and complete payment and performance when due of its respective obligations and liabilities, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, arising under, out of, or in connection with the Indemnification Agreement or this Agreement as the same, from time to time, may be amended, restated, replaced, extended, supplemented or otherwise modified (the "Obligations"). For purposes of this Agreement, "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon or distributions with respect thereto (including, without limitation, the receipt by the Pledgors of MIM Common Stock as a result of the Merger).

     SECTION 3. Registration of Pledge. Each Pledgor shall execute and deliver to the Secured Party all stock certificates, proxies, stock powers and other instruments representing or related to the Pledged Shares and the MIM Common Stock constituting Proceeds thereof, duly endorsed or subscribed by Pledgor or accompanied by appropriate instruments of transfer or assignment, duly executed in blank by Pledgor, as additional Collateral. All such instruments or certificates shall be held by the Secured Party.

     SECTION 4. Power of Attorney. Each Pledgor hereby constitutes and irrevocably appoints the Secured Party, with full power of substitution and revocation by the Secured Party, as its true and lawful attorney-in-fact, to the fullest extent permitted by law, for the purpose of taking any action and executing any instrument that the Secured Party deems necessary or advisable to accomplish the purposes of the Indemnification Agreement or this Agreement, including, without limitation, to affix to certificates and documents representing any Collateral the endorsements or other instruments of transfer or assignment delivered with respect thereto and to transfer or cause the transfer of the Collateral, or any part thereof, on the books of Continental or MIM Corporation, as the case may be. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the Obligations have been paid in full and the Indemnification Agreement has been terminated.

     SECTION 5. Obligations of Pledgor. Each Pledgor represents, warrants, and covenants to the Secured Party that:

     (a) It is the sole legal, record and beneficial owner of, and has good and marketable title to, the respective Pledged Shares and the respective Collateral set forth in the recitals, and will upon consummation of the Merger have sole legal, record and beneficial ownership of the number of shares of MIM Common Stock set forth in the recitals. The Collateral described herein is subject to no mortgage, pledge, assignment, hypothecation, security interest, encumbrance, lien, charge, option, warrant or other encumbrance whatsoever (each, a "Lien"), or other interest (including, without limitation, any contract or other agreement to sell or otherwise transfer), except for the Lien created by this Agreement. The Pledged Shares have been duly authorized, validly issued, fully paid and are nonassessable.



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

     (b) It has the requisite power and authority and the legal right to execute, deliver and perform this Agreement and the Indemnification Agreement and any other document, instrument or agreement to be executed and delivered by such Pledgor pursuant hereto or thereto and to create a security interest in the respective Collateral pursuant to this Agreement.

     (c) This Agreement is effective to create a legal, valid and enforceable perfected first priority Lien on the respective Collateral, subject to no prior Lien or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor which would include the respective Collateral. All action necessary to perfect the Lien granted by this Agreement has been duly taken.

     (d) This Agreement and the Indemnification Agreement have been duly authorized, executed and delivered by such Pledgor and constitute valid and legally binding obligations of such Pledgor, enforceable in accordance with their respective terms.

     (e) No security agreements or any other Lien instruments have been executed and delivered, and no financing statements or any other notice of any Lien have been filed in any jurisdiction, granting or purporting to grant a security interest in or create a Lien on the respective Collateral to any party other than the Secured Party.

     (f) No consent, license, approval or authorization of, exemption by, or registration, filing or declaration with, any governmental authority and no consent of any other individual, partnership, firm, corporation, limited liability company, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof ("Person") is required to be obtained in connection with (i) the execution, delivery, performance, validity or enforcement or priority of this Agreement and the Indemnification Agreement or any other document, instrument or agreement to be executed and delivered by such Pledgor pursuant hereto or thereto, (ii) the pledge by such Pledgor of the respective Collateral to the Secured Party pursuant to this Agreement, or (iii) the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the respective Collateral pursuant to this Agreement; provided, however, that Pledgors make no representation or warranty with respect to the requirements of the Securities Act of 1933 or state securities laws.

     (g) The execution, delivery and performance of this Agreement and the Indemnification Agreement and any other document, instrument or agreement to be executed and delivered by such Pledgor pursuant hereto or thereto, does not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority (domestic or foreign) or of any bond, note, indenture, mortgage, deed of trust, contract, agreement, loan agreement, lease or other undertaking to which such Pledgor is a party or which purports to be binding upon such Pledgor and will not result in the creation or imposition of any Lien on any of the assets of such Pledgor, except as expressly provided by this Agreement.

     (h) There is no suit, action, proceeding, arbitration, investigation or inquiry pending or threatened against such Pledgor with respect to this Agreement or the Indemnification


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

Agreement or any other document, instrument or agreement to be executed and delivered by such Pledgor pursuant hereto or thereto, or the pledging of the respective Collateral pursuant to this Agreement.

     (i) It will not directly or indirectly sell, transfer, convey or otherwise dispose of any interest in the Collateral.

     (j) It will not suffer or permit to exist any Lien on or with respect to the Collateral, except the Lien created under this Agreement.

     (k) It will indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting from the Secured Party's bad faith, willful misconduct or gross negligence. The Pledgors will, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration and enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Shares or Proceeds therefrom, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

     (l) It will, promptly upon the reasonable request of Secured Party, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably requested by Secured Party to further enhance, preserve, establish, demonstrate, perfect or enforce the Secured Party's rights, interests and remedies created by, provided in or emanating from this Agreement.

     (m) It shall notify Secured Party promptly and in reasonable detail of any Lien or claim made or asserted against the respective Collateral or any portion of the respective Collateral and of all notices received by such Pledgor with respect to events which would be likely to have a material adverse impact on the respective Collateral.

     SECTION 6. Rights of Pledgor. (a) So long as no Pledgor is in breach of the Indemnification Agreement or this Agreement (a "Breach"), each Pledgor shall be entitled to vote or consent with respect to the Collateral constituting Continental Shares or MIM Common Stock in any manner not inconsistent with this Agreement. Upon the occurrence and during the continuance of a Breach by any Pledgor, the Secured Party shall have the exclusive right to vote all of the Collateral. Each Pledgor hereby grants to the Secured Party an irrevocable proxy to vote the Collateral, which proxy shall be effective immediately upon the occurrence of and during the continuance of a Breach by any Pledgor, and upon request of the Secured Party, each Pledgor agrees to deliver to the Secured Party such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Collateral as the Secured Party may request.

     (b) So long as no Breach by any Pledgor shall have occurred and be continuing, each Pledgor shall be entitled to receive and retain any and all cash dividends and distributions paid in respect of the respective Collateral.



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

     SECTION 7. Rights of the Secured Party. (a) If any Pledgor fails to perform any agreement contained herein, the Secured Party may (but shall not be obligated or required to) perform, or cause the performance, of such agreement.

     (b) At any time upon and during the continuance of a Breach by any Pledgor, the Secured Party may (but shall not be obligated or required to):

          (i) Cause all of the Collateral to be transferred to its name or to the name of its nominee or nominees.

          (ii) Ask for, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for monies due or to become due under or in respect of any of the Collateral and hold the same as part of the Collateral, or apply the same to any of the Obligations in such manner as the Secured Party may direct in its sole discretion;

          (iii) Receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (ii) above (including, without limitation, all instruments representing dividends or other distributions in respect of the Collateral or any part thereof and give full discharge for the same);

          (iv) File any claims or take any actions or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Secured Party with respect to any of the Collateral; and

          (v) Discharge any taxes or liens levied on the Collateral or pay for the maintenance and preservation of the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Secured Party (including reasonable attorneys' fees and disbursements) in connection therewith, shall, at the Secured Party's option, be reimbursed by the Pledgors on demand.

     SECTION 8. Breach; Remedies. Upon and during the continuance of a Breach by any Pledgor:

     (a) The Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code with respect to all of the Collateral. In addition, the Secured Party shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of the Secured Party's offices or elsewhere at such prices and on such terms and restrictions (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as the Secured Party may deem appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. If any notification to Pledgor of the intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if hand delivered or made by facsimile at least three business days' prior to such disposition to the address of each Pledgor indicated below. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Party to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption, which right or equity is, to the extent permitted by applicable law, hereby expressly waived and released by each Pledgor.

     (b) All of the Secured Party's rights and remedies under this Agreement and under applicable law, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Secured Party may deem expedient.

     (c) If any consent, approval or authorization of, or filing with, any governmental authority or any other person shall be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, including, without limitation, under any federal or state securities laws, each Pledgor agrees to execute all such applications, registrations and other documents and instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Each Pledgor further agrees to use its best efforts to effectuate such sale or other disposition of the Collateral as the Secured Party may deem necessary pursuant to the terms of this Agreement.

     (d) Upon any sale or other disposition, the Secured Party shall have the right to deliver, endorse, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition, including the Secured Party, shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption. Each Pledgor specifically waives, to the extent permitted by applicable law, all rights of stay or appraisal which Pledgor had or may have under any rule of law or statute now existing or hereafter adopted.

     (e) The Secured Party shall not be obligated to make any sale or other disposition unless the terms thereof shall be satisfactory to it. The Secured Party may, without notice or publication, adjourn any private or public sale, and, upon three business days' prior notice to each Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

     SECTION 9. Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied (after payment of any amounts payable to the Secured Party pursuant to Section 11 hereof) by the Secured Party to the payment of the Obligations in such order as the Secured Party may elect. Any surplus thereafter remaining shall be paid to the


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

Pledgors, subject to the rights of any holder of a lien on the Collateral of which the Secured Party has actual notice. If the proceeds from the sale of the Collateral are insufficient to satisfy the Obligations, each Pledgor shall remain liable for any deficiency.

     SECTION 10. Termination. This Agreement shall:

     (a) create a continuing security interest in the Collateral;

     (b) remain in full force and effect until the payment in full of all Obligations hereunder or under the Indemnification Agreement; provided, however, that this Agreement shall terminate upon the final resolution of the Aetna Claim, unless there is then outstanding at least one other unresolved Claim Notice, in which case this Agreement shall then terminate upon the final resolution of said unresolved Claim Notice;

     (c) be binding upon each Pledgor and its permitted successors and assigns; and

     (d) inure to the benefit of the Secured Party and its successors, transferees and assigns.

     SECTION 11. Expenses of the Secured Party. All expenses (including, without limitation, reasonable attorneys' fees and disbursements) actually incurred by the Secured Party in connection with the failure by any Pledgor to perform or observe any provision of this Agreement, the exercise or enforcement of any rights of the Secured Party under this Agreement and the custody or preservation of any of the Collateral and any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by the Secured Party hereunder whether directly or as attorney-in-fact pursuant to the power of attorney or other authorization herein conferred, shall be deemed an obligation of such Pledgor and shall be deemed an Obligation for all purposes of this Agreement and the Secured Party may apply the Collateral to payment of or reimbursement of itself for such liability.

     SECTION 12. Secured Party's Duty. The Secured Party shall not be required to take any action hereunder in respect of a Breach. The Secured Party shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Secured Party's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of any certificate or instrument evidencing any of the Collateral which is in the physical possession of the Secured Party. The Secured Party shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any prior parties but may do so at its option, and all expenses incurred in connection therewith shall be for the account of the Pledgors, and shall be added to the Obligations secured hereby. The Secured Party agrees that upon termination of this Agreement, it will execute and deliver all documents reasonably requested by any Pledgor or any third party to evidence the release and termination of the pledge of the Pledged Shares hereunder.

     SECTION 13. Further Assurances. Each Pledgor further agrees that, at any time and from time to time, upon written request of Secured Party, such Pledgor will execute and deliver


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

such further documents and do such further acts and things as Secured Party may reasonably request in order to effect the purposes of this Agreement.

     SECTION 14. Adjustment of Collateral. At the closing of the Merger, the number of Pledged Shares constituting the Collateral shall be adjusted by either adding additional shares of MIM Common Stock to the pledge hereunder, or releasing shares of MIM Common Stock from the pledge hereunder, so that the shares of MIM Common Stock constituting the Collateral at such time is the whole number of shares having an aggregate value as close as possible to, and no less than, $2.5 million (determined based on the average closing price of the MIM Common Stock on the Nasdaq for the 20 trading days prior to the closing of the Merger). This Agreement shall be amended at the time of the closing of the Merger to effect the adjustment contemplated in the preceding sentence.

     SECTION 15. Legends. Any certificate or other document issued in respect of shares of MIM Common Stock which constitute Collateral shall be endorsed with the legend set forth below:

     "THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN PLEDGE AGREEMENT DATED AS OF AUGUST 13, 1998, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF MIM CORPORATION."

     SECTION 16. General Provisions. (a) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The representations, covenants and agreements of each Pledgor herein contained shall survive the date hereof.

     (b) The obligations of each Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

          (i) any  amendment or  modification  or addition or  supplement to the
     Indemnification   Agreement,   any  document  or  instrument  delivered  in
     connection therewith or any assignment or transfer thereof;

          (ii) any exercise,  non-exercise or waiver by the Secured Party of any
     right,   remedy,   power  or   privilege   under  or  in   respect  of  the
     Indemnification Agreement;

          (iii) any waiver, consent, extension, indulgence or other action or inaction in respect of the Indemnification Agreement or any assignment or transfer of any thereof; or

          (iv)  any   bankruptcy,   insolvency,   reorganization,   arrangement,
     readjustment, composition, liquidation or the like, of any Pledgor or any other Person;

in all cases, whether or not the Pledgors shall have notice or knowledge of any of the foregoing.



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

     (c) No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom nor release of all or any part of the Collateral shall in any event be effective unless the same shall be in writing, signed by the Secured Party and each Pledgor. Any such waiver or consent or release shall be effective only in the specific instance and for the specific purpose for which it is given.

     (d) All notices under this Agreement shall be deemed given when made in accordance with the provisions of the Indemnification Agreement.

     (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PROVISIONS THEREOF. EACH OF THE SECURED PARTY AND EACH PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

     (f) Each Pledgor hereby consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York with respect to any suit, claim, action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby and hereby waives any objection which it may have now or hereafter to the venue of any suit, claim, action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby and brought in the courts specified above and also hereby waives any claim that any such suit, claim, action or proceeding has been brought in an inconvenient forum. Each Pledgor hereby agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in the Indemnification Agreement or at such other address of which the Secured Party shall have been notified pursuant to the Indemnification Agreement and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     (g) If any  provision  of  this  Agreement  is  determined  by a  court  of competent jurisdiction to be unenforceable, such provision shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by the law while most nearly preserving its original intent. The invalidity of any part of this Agreement shall not render invalid the remainder of the Agreement.

     (h) This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

     (i) The section headings in this Agreement are for convenience of reference only and shall not affect the interpretation hereof.

     (j) Notwithstanding any provision of this Agreement to the contrary, the obligations of each Pledgor under this Agreement shall be several and not joint and shall be allocated based upon the respective obligations of the Pledgors under the Indemnification Agreement and enforced against the Collateral only in accordance with such allocation. By way of example, if any obligation of Erlenbach under the Indemnification Agreement is to be satisfied by action under this Agreement, action shall be taken only against the Collateral pledged by Erlenbach. Expenses and other obligations of Pledgors arising under this Agreement with respect to the Collateral shall be allocated among the Pledgors based upon specific Collateral, to the extent possible, and, to the extent such allocation is not possible, shall be allocated among the Pledgors in proportion to the value of Collateral pledged by each and continuing to be held as Collateral pursuant to this Agreement. Upon satisfaction of all obligations of any Pledgor under both the Indemnification Agreement and this Agreement, the Collateral pledged by such Pledgor shall be released from this Agreement notwithstanding the fact that any other Pledgor remains obligated under the Indemnification Agreement or this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

                                MIM CORPORATION



                                By: /S/ BARRY A. POSNER
                                    -----------------------------------
                                    Name:  Barry A. Posner
                                    Title: Vice President and General Counsel



                                ROULSTON INVESTMENT TRUST L.P.

                                By:  THOMAS H. ROULSTON, its general partner


                                /S/ THOMAS H. ROULSTON
                                ---------------------------------------
                                Thomas H. Roulston, General Partner


                                ROULSTON VENTURES L.P.

                                By:  THOMAS H. ROULSTON, its general partner


                                /S/ THOMAS H. ROULSTON
                                ---------------------------------------
                                Thomas H. Roulston, General Partner


                                MICHAEL R. ERLENBACH


                                 /S/ MICHAEL R. ERLENBACH
                                ---------------------------------------



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